Last Updated 2/20/2015

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2014 and 2013

Line		3 Months Ended December 31, 2014	3 Months Ended December 31, 2013	3 Months Incr (Decr)	12 Months Ended December 31, 2014	12 Months Ended December 31, 2013	12 Months Incr (Decr)
	EARNINGS CONTRIBUTION BY SUBSIDIARY (Dollars in Millions)						
1	Arizona Public Service	$ 20	$ 39	$ (19)	$ 447	$ 459	$ (12)
2	El Dorado	(8)	-	(8)	(8)	(4)	(4)
3	Parent Company	(3)	(6)	3	(15)	(15)	-
4	Net income	9	33	(24)	424	440	(16)
5	Less: Net Income Attributable to Noncontrolling Interests	4	9	(5)	26	34	(8)
6	Net Income Attributable to Common Shareholders	$ 5	$ 24	$ (19)	$ 398	$ 406	$ (8)
	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED						
7	Arizona Public Service	$ 0.18	$ 0.35	$ (0.17)	$ 4.02	$ 4.14	$ (0.12)
8	El Dorado	(0.07)	-	(0.07)	(0.08)	(0.04)	(0.04)
9	Parent Company	(0.02)	(0.05)	0.03	(0.13)	(0.13)	-
10	Net income	0.09	0.30	(0.21)	3.81	3.97	(0.16)
11	Less: Net Income Attributable to Noncontrolling Interests	0.04	0.08	(0.04)	0.23	0.31	(0.08)
12	Net Income Attributable to Common Shareholders	$ 0.05	$ 0.22	$ (0.17)	$ 3.58	$ 3.66	$ (0.08)
13	**BOOK VALUE PER SHARE**	$ 39.50	$ 38.07	$ 1.43	$ 39.50	$ 38.07	$ 1.43
	COMMON SHARES OUTSTANDING (Thousands)						
14	Average - Diluted	111,284	110,936	348	111,178	110,806	372
15	End of Period	110,571	110,182	389	110,571	110,182	389

See Glossary of Terms

Page 1 of 4

Last Updated 2/20/2015

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2014 and 2013

Line		3 Months Ended December 31, 2014	3 Months Ended December 31, 2013	3 Months Incr (Decr)	12 Months Ended December 31, 2014	12 Months Ended December 31, 2013	12 Months Incr (Decr)
	ELECTRIC OPERATING REVENUES (Dollars in Millions)						
	Retail						
16	Residential	$ 311	$ 298	$ 13	$ 1,640	$ 1,675	$ (35)
17	Business	354	352	2	1,558	1,558	-
18	Total retail	665	650	15	3,198	3,233	(35)
	Wholesale revenue on delivered electricity						
19	Traditional contracts	11	9	2	52	53	(1)
20	Off-system sales	34	23	11	174	89	85
21	Native load hedge liquidation	-	2	(2)	-	11	(11)
22	Total wholesale	45	34	11	226	153	73
23	Transmission for others	7	7	-	30	32	(2)
24	Other miscellaneous services	9	8	1	35	33	2
25	Total electric operating revenues	$ 726	$ 699	$ 27	$ 3,489	$ 3,451	$ 38
	ELECTRIC SALES (GWH)						
	Retail sales						
26	Residential	2,586	2,464	122	12,838	13,290	(452)
27	Business	3,486	3,410	76	14,747	14,798	(51)
28	Total retail	6,072	5,874	198	27,585	28,088	(503)
	Wholesale electricity delivered						
29	Traditional contracts	154	99	55	714	683	31
30	Off-system sales	1,038	717	321	4,482	2,998	1,484
31	Retail load hedge management	-	68	(68)	-	267	(267)
32	Total wholesale	1,192	884	308	5,196	3,948	1,248
33	Total electric sales	7,264	6,758	506	32,781	32,036	745

See Glossary of Terms

Page 2 of 4

Last Updated 2/20/2015

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2014 and 2013

		3 Months Ended December 31,			12 Months Ended December 31,		
Line		2014	2013	Incr (Decr)	2014	2013	Incr (Decr)
	AVERAGE ELECTRIC CUSTOMERS						
	Retail customers						
34	Residential	1,038,927	1,024,619	14,308	1,033,728	1,019,292	14,436
35	Business	129,812	128,547	1,265	129,351	128,170	1,181
36	Total retail	1,168,739	1,153,166	15,573	1,163,079	1,147,462	15,617
37	**Wholesale customers**	52	52	-	55	52	3
38	Total customers	1,168,791	1,153,218	15,573	1,163,134	1,147,514	15,620
39	Total customer growth (% over prior year)	1.4%	1.3%	0.1%	1.4%	1.3%	0.1%
	RETAIL SALES (GWH) - WEATHER NORMALIZED						
40	Residential	2,707	2,583	124	13,220	13,131	89
41	Business	3,474	3,482	(8)	14,674	14,771	(97)
42	Total	6,181	6,065	116	27,894	27,902	(8)
43	Retail sales (GWH) (% over prior year)	1.9%	(2.0)%	3.9%	0.0%	(0.5)%	0.5%
	RETAIL USAGE (KWh/Average Customer)						
44	Residential	2,489	2,405	84	12,419	13,039	(620)
45	Business	26,857	26,530	327	114,007	115,453	(1,446)
	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)						
46	Residential	2,606	2,521	85	12,789	12,882	(93)
47	Business	26,759	27,089	(330)	113,443	115,246	(1,803)
	ELECTRICITY DEMAND (MW)						
48	Native load peak demand	4,455	4,500	(45)	7,007	6,927	80
	WEATHER INDICATORS - RESIDENTIAL						
	Actual						
49	Cooling degree-days	24	8	16	1,699	1,800	(101)
50	Heating degree-days	290	323	(33)	535	937	(402)
51	Average humidity	36%	23%	13%	28%	24%	4%
	10-Year Averages						
52	Cooling degree-days	55	55	-	1,777	1,777	-
53	Heating degree-days	366	366	-	865	865	-
54	Average humidity	30%	30%	-	25%	25%	-

See Glossary of Terms

Page 3 of 4

Last Updated 2/20/2015

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2014 and 2013

Line		3 Months Ended December 31, 2014	3 Months Ended December 31, 2013	3 Months Incr (Decr)	12 Months Ended December 31, 2014	12 Months Ended December 31, 2013	12 Months Incr (Decr)
	ENERGY SOURCES (GWH)						
	Generation production						
55	Nuclear	2,174	1,923	251	9,406	9,146	260
56	Coal	2,565	2,483	82	11,550	10,899	651
57	Gas, oil and other	1,245	1,301	(56)	7,694	6,127	1,567
58	Total generation production	5,984	5,707	277	28,650	26,172	2,478
	Purchased power						
59	Firm load	1,463	1,262	201	7,063	6,826	237
60	Marketing and trading	102	105	(3)	453	513	(60)
61	Total purchased power	1,565	1,367	198	7,516	7,339	177
62	Total energy sources	7,549	7,074	475	36,166	33,511	2,655
	POWER PLANT PERFORMANCE						
	Capacity Factors						
63	Nuclear	86%	76%	10%	94%	91%	3%
64	Coal	60%	64%	(4)%	68%	71%	(3)%
65	Gas, oil and other	50%	17%	33%	68%	20%	48%
66	System average	36%	40%	(4)%	38%	47%	(9)%
	ECONOMIC INDICATORS						
	Building Permits (a)						
67	Metro Phoenix	4,426	3,707	719	18,813	15,153	3,660
	Arizona Job Growth (b)						
68	Payroll job growth (% over prior year)	2.5%	1.9%	0.6%	2.1%	2.1%	0.0%
69	Unemployment rate (%, seasonally adjusted)	6.8%	7.7%	(0.9)%	7.0%	8.0%	(1.0)%

Sources:
(a) U.S. Census Bureau
(b) Arizona Department of Economic Security

See Glossary of Terms

Page 4 of 4